Derivative Instruments and Hedging Activities	12 Months Ended
Dec. 31, 2018
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Derivative Instruments and Hedging Activities	Derivative Instruments and Hedging Activities
Interest Rate Swap
On September 16, 2014, the Company purchased an interest rate swap (the "Swap") with a notional amount of $220 million. The Swap is effective April 1, 2016 through June 6, 2021, the original termination date of our 2014 Term Loan. The interest rate swap agreement requires the Company to pay interest rates on the notional amount at the rate of 2.97% in exchange for the three month LIBOR rate. At December 31, 2018 and 2017, the Swap had a fair value loss of $2.1 million and $6.1 million, respectively, principally reflecting the present value of future payments and receipts under the agreement.
The following table reflects the classification of the Swap on the Consolidated Balance Sheets at December 31, 2018 and 2017 (in thousands):

	Year ended December 31,
	2018	2017
Other current liabilities	$582	$2,468
Other non-current liabilities	1,490	3,639
Total fair value	$2,072	$6,107
The Company did not elect hedge accounting for the above derivative transaction associated with the Credit Facility and changes in fair value are included in interest expense on the consolidated statement of operations.
Foreign Currency Contracts
The Company's Arnold operating segment from time to time will use forward contracts and options to hedge the value of the Eurodollar against the Swiss Franc or the British Pound Sterling. Mark-to-market gains and losses on these instruments were not material to the consolidated results during each of the years ended December 31, 2018, 2017 or 2016. At December 31, 2017, these contracts had notional values of €0.3 million, and maturity dates within three months of year end. At December 31, 2018, Arnold had no currency contracts outstanding.